Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.5548%


Excess Protection Level
3 Month Average   6.16%
July, 1999   5.84%
June, 1999   5.14%
May, 1999   7.48%


Cash Yield18.70%


Investor Charge Offs 4.97%


Base Rate 7.89%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,456,383,517.80